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                                                                    Exhibit 10.5

                           HOLDER GUARANTEE AGREEMENT

                                     BETWEEN

              MASSACHUSETTS HIGHER EDUCATION ASSISTANCE CORPORATION
                  DOING BUSINESS AS AMERICAN STUDENT ASSISTANCE

                                       AND

            THE FIRST NATIONAL BANK OF CHICAGO, NOT IN ITS INDIVIDUAL
                 CAPACITY BUT SOLELY AS ELIGIBLE LENDER TRUSTEE
                 ON BEHALF OF KEYCORP STUDENT LOAN TRUST 1999-A


         WHEREAS, Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance (ASA)(R), a private nonprofit corporation created by the General Court of the Commonwealth of Massachusetts and having its principal office at 330 Stuart Street, Boston, Massachusetts 02116 (hereinafter "ASA"), administers several loan guarantee programs providing financial assistance to and on behalf of students enrolled in programs of higher education; and

         WHEREAS, The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee on behalf of KeyCorp Student Loan Trust 1999-A, pursuant to the Trust Agreement dated as of July 13, 1998, between Key Bank USA, National Association, and the Eligible Lender Trustee, as the same may be amended, including by way of amendment and restatement, from time to time (the "Trust Agreement"), with its principal office located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration (hereinafter "HOLDER"), qualifies as an eligible lender under one or more of these programs, fulfilling such criteria as have been set forth by federal and state statute and regulation and by the Board of Directors of ASA pertaining to the particular program; and

         WHEREAS, HOLDER is willing to be a holder of loans made to eligible borrowers as such are defined in this Agreement and in the policies of ASA, and ASA is willing to guarantee the payment of principal and interest in the event of the borrower's default of repayment in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, ASA and HOLDER agree as follows:



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Section 1.     DEFINITIONS

         a. "Agreement" - shall mean this Guarantee Agreement to the extent that HOLDER and ASA each has indicated its willingness to participate in the programs as evidenced by signature or initial.

         b. "Borrower" - shall mean any person or persons executing a promissory note individually or jointly for the purpose of obtaining funds pursuant to loans held by HOLDER under one of the programs authorized by this Agreement.

         c. "Default" - shall mean the failure of the Borrower to repay borrowed amounts when due and/or the failure of the Borrower to comply with the terms of the promissory note.

         d. "Due Diligence" - shall mean the utilization by HOLDER of policies, practices and procedures in the servicing and collection of loans which are consistent with HOLDER's policies, practices and procedures applicable to its other consumer loan and credit portfolios, if any, and which comply with the requirements of federal and state statutes and regulations and ASA policies. Due Diligence includes, but is not limited to, the remission of guarantee fees to ASA in amounts and time frames specified by ASA.

         e. "Federal Family Education Loan Program" - shall mean the Federal Stafford Loan Program (subsidized and unsubsidized), the Federal Supplemental Loan for Students ("SLS") Program, the Federal PLUS Loan Program, the Federal Consolidation Loan Program and other federal education loan programs administered by ASA.

         f. "Forms" - shall mean such application forms, promissory notes and administrative forms as are provided and/or required by ASA for participation in any of the programs authorized by this Agreement.

         g. "Guarantee" - shall mean the guarantee of payment given by ASA to HOLDER by which ASA covenants to pay to HOLDER such principal and interest as may be provided by the terms of each program after being assured that HOLDER has exercised Due Diligence in its servicing and collection and that the necessary documents have been submitted to ASA in the Forms required.

         h. "Limitation, Suspension or Termination" - shall mean the restrictions imposed by ASA upon HOLDER's continued participation in any of the programs authorized by this Agreement. The cause of such restrictions, the process by which such restrictions may be imposed, and their nature and scope are set forth in Section 3 herein.


Section 2. TERMS AND CONDITIONS OF LOANS ORIGINATED AND HELD UNDER THE FEDERAL FAMILY EDUCATION LOAN PROGRAM ADMINISTERED BY ASA



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         a. ASA participates in the Federal Family Education Loan Program as a
private, nonprofit guaranty agency pursuant to Part B of Title IV of the Higher Education Act of 1965, as amended (20 U.S.C. ss. 1071 et seq.), and its implementing regulations (hereinafter, collectively, the "Act") and to several contractual agreements with the United States Department of Education (hereinafter "USDOE"). The Act and these agreements confer eligibility upon Borrowers to receive full or partial interest subsidies, upon lenders to receive special allowance payments and upon ASA to receive insurance and reinsurance payments in the event of death, disability, bankruptcy or Default. ASA hereby represents and covenants that it will structure and operate its programs in such a manner as to comply with the Act and preserve to the extent possible the benefits of these federal agreements.

         b. As security for the performance of its obligations hereunder, ASA covenants that it will, at all times, maintain a reserve consisting of cash, certificates of deposit, marketable securities or other assets having value of not less than that required by the USDOE for participating guarantors in the Federal Family Education Loan Program. ASA retains the right to modify the reserve requirement if necessary and, upon 30 (thirty)-day written notice to HOLDER, to meet federal requirements or if the ASA Board of Directors determines such modification to be in the best interest of the Federal Family Education Loan Program administered by ASA.

         c. HOLDER covenants that it will comply with all applicable requirements of federal and state statutes and regulations and with all requirements and policies of ASA. HOLDER also shall administer the ASA Federal Family Education Loan Program in conformity with sound lending practices and standards of Due Diligence as applied to the programs therein.

         d. In its administration of the Federal Family Education Loan Program, HOLDER shall use Forms approved and distributed by ASA and/or by USDOE.

         e. In the event of a Borrower's Default, death, total and permanent disability or discharge in bankruptcy, as such events are defined by the Act and/or other applicable law and regulation, ASA will accept a claim for payment upon its Guarantee and, if satisfied that standards of Due Diligence have been met, make payment to HOLDER in an amount equal to the outstanding and unpaid principal amount plus interest accrued since the date of last payment or maturity to the date of payment by ASA, to the extent that such interest does not exceed the maximum number of days authorized by ASA or federal law and regulations. In addition, in accordance with applicable law, regulation, ASA's own policy and procedure and the Act, in the event that ASA fails to pay a claim to HOLDER timely in accordance with applicable federal law and regulation, ASA shall, upon written request from HOLDER, pay to HOLDER an amount equivalent to the applicable federal special allowance payment, if any, calculated for the period between termination of the USDOE's obligation to pay special allowance to HOLDER and the date of payment by ASA.

         f. HOLDER agrees that it will prepare and make available such reports or other information as may be reasonably required by ASA or USDOE and, further, that independent auditors or authorized representatives of ASA or USDOE shall have access to the operations and


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financial records and procedures pertaining to the Stafford, PLUS, and
Consolidation programs or any other federal program administered by ASA.

         g. ASA agrees upon written request to furnish a supply of its most recent audited financial statements to any holder of record of notes, certificates or other securities issued by KeyCorp Student Loan Trust 1999-A, provided, however, that ASA may, in its discretion, first verify the identity of any such holder of record with Key Bank USA, National Association, prior to fulfilling this requirement.

         h. If HOLDER shall violate, or fail to comply with, any of the terms of this Agreement, it shall become liable to ASA in an amount equal to the damages sustained by ASA by virtue of such violation or failure to comply. ASA may, at its option and in addition to any other remedies available to it at law or in equity, invoke and apply the provisions of Section 3 of this Agreement relating to Limitation, Suspension or Termination. If ASA should violate, or fail to comply with, any of the terms of this AGREEMENT, it shall become liable to HOLDER in an amount equal to the damages sustained by HOLDER by virtue of such violations or failure to comply. In no event shall either party be liable for any profits lost, or for any special, consequential, incidental or contingent damages, arising out of or in connection with this AGREEMENT (even if it has been advised of the possibility of such damages by the other party).


Section 3.     LIMITATION, SUSPENSION OR TERMINATION OF HOLDER PARTICIPATION

         a. As a holder of loans in the Federal Family Education Loan Program administered by ASA, HOLDER shall administer its loan portfolios in accordance with applicable federal and state law and regulations and with ASA policies. In no event shall Holder originate any Federal Family Education Loan Program loans guaranteed by ASA or otherwise subject to this Agreement. In the event that ASA determines that HOLDER's administration of such programs does not satisfy the required levels of Due Diligence or that the Default or delinquency rate of loans held by HOLDER is excessive, ASA will inform HOLDER of the noted deficiencies and of corrective actions required to continue participation. HOLDER then shall implement the recommended corrective action and/or take other action to rectify each of the administrative deficiencies noted by ASA within the time specified by ASA or as agreed to by HOLDER and ASA.



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          b. In the event that HOLDER fails to rectify such deficiencies in a timely and prudent manner, ASA may, in its discretion, impose Limitation, Suspension or Termination sanctions as it may deem appropriate, after affording HOLDER an opportunity to respond. ASA, however, may impose such sanctions on HOLDER without a hearing if ASA determines that emergency action is necessary to prevent monetary loss to ASA and the federal government or to otherwise protect the federal fiscal interest. HOLDER may appeal any Limitation, Suspension or Termination sanctions imposed by ASA in accordance with the Act.

          (1) LIMITATION sanctions provide for the continued participation of HOLDER, subject to such special conditions, procedures or timetables as may be established by ASA.

          (2) SUSPENSION sanctions include the temporary termination of HOLDER's eligibility for participation for a specified period of time or until HOLDER satisfies the standards established by ASA to remove the Suspension.

          (3) TERMINATION sanctions may be invoked by ASA where the administrative deficiencies are substantial and where HOLDER has not taken timely corrective action. ASA may not terminate HOLDER's eligibility for participation without having first provided HOLDER with an opportunity for a hearing. Restoration of HOLDER's eligibility for participation can be accomplished only upon submission of a new application for such participation and ASA's approval of such application after consideration of eligibility standards then required by the ASA Board of Directors.

          c. Any Limitation, Suspension or Termination hereunder shall be prospective only and shall not affect the obligations of the parties hereto which were incurred prior to such Limitation, Suspension or Termination.


Section 4.     GENERAL  PROVISIONS

          a. This Agreement may be modified only by written agreement of the parties hereto, except as provided in Section 2, subsection b., herein. Any waiver, modification or failure to insist upon the strict performance of the duties of either party to this Agreement shall not be construed as a waiver or modification generally or of such particular condition in a subsequent instance.

          b. The rights of HOLDER hereunder may be assigned in whole or in part by HOLDER to any permitted successor or to any purchaser of all or any part of its interest in the loans covered by this AGREEMENT without ASA's approval; provided, however: (i) that ASA shall be given advance notice of such assignment, (ii) that HOLDER's obligations hereunder shall be assumed by any such successor or purchaser in writing, (iii) that any successor qualify as an eligible lender, and (iv) that any successor comply with ASA policies. ASA acknowledges that HOLDER will pledge the loans covered by this AGREEMENT and all its rights hereunder to


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Bankers Trust Company, not in its individual capacity but solely as Indenture
Trustee ("Indenture Trustee"), and agrees that in the event Indenture Trustee forecloses upon such collateral, Indenture Trustee may exercise any or all of HOLDER's rights hereunder.

         c. Either party hereto may terminate this Agreement at any time by providing at least thirty (30) days' written notice of such termination to the other party. Such termination shall be prospective only, however, and shall not affect the obligations of the parties hereto which were incurred prior to such termination.

         d. The rights and obligations accruing under the Agreement shall come into existence as of the date that HOLDER purchases loans guaranteed by ASA Guarantor.

         e. The failure of ASA at any time to require strict performance of any term, condition or obligation of this Agreement or to exercise any right or power hereunder shall not constitute a waiver of that term, condition or obligation and shall not in any way affect ASA's right to enforce the same.

         f. Should any of the provisions of this Agreement be invalid, changed by law or regulation or declared invalid by order, decree or judgment of an authority of competent jurisdiction, the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be construed as if such invalid provisions had not been inserted in this Agreement, or as if the new law or regulation were incorporated herein.

         g. This Agreement constitutes the entire agreement between the parties and supersedes all other prior communications and agreements between the parties with respect to the subject matter hereof, including, without limitation, any prior arrangements between the parties.


Section 5.     TERMINATION  BY  THE  SECRETARY

         Notwithstanding any other provision, condition or agreement herein, and pursuant to Section 4042 of the Student Loan Reform Act of 1993, amending
Section 422 of the Act (20 U.S.C. Sec. 1072), this Agreement is terminable by the Secretary of USDOE (hereinafter the "Secretary") upon thirty (30) days' notice to the contracting parties if the Secretary determines that this Agreement includes an impermissible transfer of the reserve funds or assets of a guaranty agency or is otherwise inconsistent with the terms and purposes of
Section 422 of the Act.


Section 6.     PROGRAM  PARTICIPATION

         By checking below, HOLDER signifies its intent to acquire and hold loans in the programs indicated:

         [X]   Participation in the Federal Stafford Loan Program
         [X]   Participation in the unsubsidized Federal Stafford Loan Program



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         [X]   Participation in the Federal Supplemental Loans for
               Students (SLS) Program
         [ ]   Participation in the Federal PLUS Loan Program
         [X]   Participation in the Federal Consolidation Loan Program



         IN WITNESS WHEREOF, ASA and HOLDER have caused this instrument to be executed by their respective and duly authorized officers as of the day and year indicated below.


         THE FIRST NATIONAL BANK OF CHICAGO, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS ELIGIBLE LENDER TRUSTEE ON BEHALF OF KEYCORP STUDENT LOAN TRUST 1999-A

By:
                        ----------------------------

Name (Print):
                        ----------------------------

Title:
                        ----------------------------

Date:                           July 13, 1998
                        ----------------------------

EIN #:                           36-7111819
                        ----------------------------

Lender Code:                       833220
                        ----------------------------


         MASSACHUSETTS  HIGHER  EDUCATION  ASSISTANCE CORPORATION
         D/B/A  AMERICAN  STUDENT  ASSISTANCE  GUARANTOR

By:
                        ----------------------------

Name (Print):              Paul Combe
Title:                     President

Date:                           July 13, 1998
                        ----------------------------





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